Income taxes	3 Months Ended
Jun. 30, 2020
Income Taxes [Line Items]
Disclosure Of Income Tax Explanatory

Note 8 Income taxes

The Group recognized income tax expenses of USD 347 million for the second quarter of 2020, representing an effective tax rate of 21.9%, compared with USD 366 million for the second quarter of 2019.

Current tax expenses were USD 343 million, compared with USD 209 million, and related to taxable profits of UBS Switzerland AG and other entities.

Deferred tax expenses were USD 4 million, compared with USD 157 million. These included expenses of USD 68 million in respect of the amortization of deferred tax assets (DTAs) previously recognized in relation to tax losses carried forward and deductible temporary differences, which primarily relate to UBS Americas Inc. Deferred tax expenses were decreased by a benefit of USD 31 million in respect of additional DTA recognition that resulted from the contribution of real estate assets by UBS AG to UBS Americas Inc. and UBS Financial Services Inc. in the second quarter of 2020. The additional DTA recognition related to the elections that were made in the fourth quarter of 2018 to capitalize certain historic real estate costs. This amount represents one half of the expected full-year benefit and, therefore, further amounts totaling USD 31 million will be recognized in the third and fourth quarters of 2020 in accordance with the requirements of IAS 34, Interim Financial Reporting. Deferred tax expenses were also decreased by a benefit of USD 33 million in respect of an increase in temporary difference DTAs as the expected value of future tax deductions for deferred compensation awards increased.